UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 23, 2012 (April 23, 2012)

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Arch Coal, Inc. (the “Company”) is filing this Current Report in order to facilitate the incorporation by reference of the exhibits to this Current Report into certain registration statements which have been filed by the Company with the Securities and Exchange Commission.  The information contained in Exhibits 99.1, 99.2 and 99.3 to this Current Report previously was filed by the Company in 2011 in connection with the Company’s acquisition of International Coal Group, Inc. in June 2011.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.

99.1

Audited consolidated balance sheets of International Coal Group, Inc. as of December 31, 2010 and December 31, 2009, and the related consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 (incorporated herein by reference to Exhibit 99.1 to Arch Coal, Inc.’s Current Report on Form 8-K filed on May 31, 2011).

99.2

Unaudited condensed consolidated balance sheets of International Coal Group, Inc. as of March 31, 2011 and December 31, 2010, and the related condensed consolidated statements of operations and cash flows for the three months ended March 31, 2011 and March 31, 2010 (incorporated herein by reference to Exhibit 99.2 to Arch Coal, Inc.’s Current Report on Form 8-K filed on May 31, 2011).

99.3	Unaudited pro forma condensed combined financial information (incorporated herein by reference to Exhibit 99.5 to Arch Coal’s Current Report on Form 8-K/A filed on August 30, 2011).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2012	Arch Coal, Inc.

	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President—Law, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.

99.1

Audited consolidated balance sheets of International Coal Group, Inc. as of December 31, 2010 and December 31, 2009, and the related consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 (incorporated herein by reference to Exhibit 99.1 to Arch Coal, Inc.’s Current Report on Form 8-K filed on May 31, 2011).

99.2

Unaudited condensed consolidated balance sheets of International Coal Group, Inc. as of March 31, 2011 and December 31, 2010, and the related condensed consolidated statements of operations and cash flows for the three months ended March 31, 2011 and March 31, 2010 (incorporated herein by reference to Exhibit 99.2 to Arch Coal, Inc.’s Current Report on Form 8-K filed on May 31, 2011).

99.3	Unaudited pro forma condensed combined financial information (incorporated herein by reference to Exhibit 99.5 to Arch Coal’s Current Report on Form 8-K/A filed on August 30, 2011).